                                                                    EXHIBIT 10.5

                              INKTOMI CORPORATION
                              -------------------
                          FIFTH AMENDED AND RESTATED
                          --------------------------
                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------


     This Fifth Amended and Restated Investors' Rights Agreement (this "Agreement") is made and entered into as of February 13, 1998 (the "Effective Date") by and among Inktomi Corporation, a Delaware corporation (the "Company"), the investors shown as owning Series A Preferred Stock on Exhibit A (the "Series
                                                          ---------
A Investors"), the investors shown as owning Series B Preferred Stock on Exhibit
                                                                         -------
A (the "Series B Investors"), the investors shown as owning Series C Preferred
-
Stock on Exhibit A (the "Series C Investors"), the investors shown as owning
         ---------
Series D Preferred Stock on Exhibit A (the "Series D Investors"), the investors
                            ---------
shown as owning Series E Preferred Stock on Exhibit A (the "Series E Investors")
                                            ---------
and certain other investors listed on Exhibit A (the "Stockholders").  The
                                      ---------
Series A Investors, Series B Investors, Series C Investors, Series D Investors and Series E Investors are sometimes hereinafter collectively referred to as the "Investors."

                                   RECITALS

     A. The Company has previously sold shares of its Series A Preferred Stock ("Series A Stock") to certain Series A Investors on the terms and conditions set forth in that certain Series A Preferred Stock Purchase Agreement dated March 5, 1996 by and among the Company and such Series A Investors (the "Series A Agreement"). Such Series A Investors subsequently transferred some of their Series A Stock to certain other Series A Investors.

     B. The Company has previously sold shares of its Series B Preferred Stock ("Series B Stock") to certain Series B Investors on the terms and conditions set forth in (i) that certain Series B Preferred Stock Purchase Agreement dated March 15, 1996, (ii) that certain Agreement and Plan of Voluntary Exchange dated April 29, 1996, (iii) those certain Consulting Agreements dated September 13, 1996, and (iv) the Notice of Conversion of Convertible Promissory Note dated October 23, 1996 (collectively, the "Series B Agreements"). Such Series B Investors subsequently transferred some of their Series B Stock to certain other Series B Investors.

     C. The Company has previously sold shares of its Series C Preferred Stock ("Series C Stock") to certain investors (the "Subscription Investors") on the terms and conditions set forth in those certain Subscription Agreements by and among the Company and the Subscription Investors (the "Subscription Agreements").

                                      -1-
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     D.  The Company has previously sold shares of its Series D Preferred Stock
("Series D Preferred Stock") and warrants (the "Series D Warrants") to purchase shares of its Series D1 Preferred Stock ("Series D1 Preferred Stock") to the Series D Investors on the terms and conditions set forth in that certain Series D Preferred Stock and Warrant Purchase Agreement dated April 21, 1997 and that certain Series D Preferred Stock and Warrant Purchase Agreement dated September 8, 1997 (collectively the "Series D Agreements"). The Series D Preferred Stock and Series D1 Preferred Stock are sometimes collectively referred to herein as the "Series D Stock."

     E. Stephanie C. and Bennie M. Bray (collectively, "Bray") and United Capital Group LP, a Delaware limited partnership ("United") (Bray and United are herein sometimes collectively called the "Purchasers"), have previously purchased an aggregate total of 1,020,622 shares of the Company's Common Stock and 200,000 shares of the Company's Series C Stock and certain Antidilution Warrants (the "Antidilution Warrants") exercisable for as much as 779,378 additional shares of Common Stock pursuant to the Securities Purchase Agreement, dated April 24, 1996 (the "Evergreen Agreement"), among Evergreen Southwest Capital Corp., a Delaware corporation ("Evergreen"), Bray, United, the Company, and its Founders (as defined in the Evergreen Agreement).

     F. As of the date hereof, the Series E Investors are purchasing shares of Series E Preferred Stock ("Series E Stock") from the Company pursuant to a Series E Preferred Stock Purchase Agreement (the "Series E Agreement"). In connection with and as a condition to the closing of this transaction, the Company has agreed to grant to the Series E Investors the rights set forth herein.

     G. The Subscription Investors and the Purchasers will hereinafter be referred to collectively as the "Series C Investors." The Subscription Agreements and the Evergreen Agreement will hereinafter be referred to collectively as the "Series C Agreements."

     H. The Series A Stock, Series B Stock, Series C Stock, Series D Stock and Series E Stock will hereinafter be referred to collectively as the "Preferred Stock."

     I. The Company and the undersigned parties hereto desire to enter into this Agreement in order to amend, restate and replace their rights and obligations under the Fourth Amended and Restated Investors' Rights Agreement by and among the Company, the Series A Investors, the Series B Investors, the Series C Investors, the Series D Investors, and the Stockholders, dated as of September 8, 1997, as amended December 11, 1997 (the "Prior Rights Agreement"), with the rights and obligations set forth in this Agreement. Section 4.2 of the Prior Rights Agreement provides that the Prior Rights Agreement may be amended by the written consent of the Company, the holders of a majority of all then outstanding Series D Preferred Stock, and Investors and Stockholders holding a majority of the "Stockholders' Shares" and "Investors Shares" (as defined in the Prior Rights Agreement), and the undersigned parties to this Agreement hold a majority of such shares.

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     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1.   INFORMATION RIGHTS.
          ------------------

          1.1  Financial Information.  The Company covenants and agrees that,
               ---------------------
commencing on the date of this Agreement, for so long as any Investor holds at least 600,000 shares of Series A Stock, 420,000 shares of Series B Stock, 112,000 shares of Series C Stock, 100,000 shares of Series D Stock, 20,000 shares of Series E Stock, and/or the equivalent number (on an as-converted basis) of shares of Common Stock of the Company ("Common Stock") issued upon the conversion of such shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock or Series E Stock ("Conversion Stock"), the Company will:

               (a)  Annual Reports. Furnish to such Investor, as soon as
                    --------------
practicable and in any event within ninety (90) days after the end of each fiscal year of the Company, a consolidated Balance Sheet as of the end of such fiscal year, a consolidated Statement of Income, a consolidated Statement of Cash Flows and a Consolidated Statement of Stockholders Equity of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year (if any), all prepared in accordance with United States generally accepted accounting principles and practices consistently applied with prior practice for earlier periods and audited by nationally recognized independent certified public accountants;

               (b)  Quarterly Reports. Furnish to such Investor as soon as
                    -----------------
practicable, and in any case within forty-five (45) days of the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Income and an unaudited Statement of Cash Flows, all prepared in accordance with United States generally accepted accounting principles and practices consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by such principles and practices); and

               (c)  Annual Budget. Furnish to such Investor as soon as
                    -------------
practicable and in any event no later than thirty (30) days after the close of each fiscal year of the Company, an annual operating plan and budget, prepared in reasonable detail and on a monthly basis, for the next immediate fiscal year. The Company shall also furnish to such Investor, within a reasonable time of its preparation, amendments to such annual operating plan and budget, if any.

               (d)  Confidentiality. Each Investor agrees to hold all
                    ---------------
information received pursuant to this Section in confidence, and not to use or disclose any of such information to any third party, except to the extent such information may be made publicly available by the Company.

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          1.2  Inspection Rights. The Company shall permit each Investor
               -----------------
entitled to receive financial information as set forth in Section 1.1 above, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor. Each such Investor agrees to hold all information received from such inspections in confidence, and not to use or disclose any of such information to any third party, except to the extent such information may be made publicly available by the Company.

          1.3  Termination of Certain Rights.  The Company's obligations under
               -----------------------------
Sections 1.1 and 1.2 above will terminate upon the earliest of (i) the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended (the "Securities Act") or (ii) acquisition (by merger, consolidation or otherwise) of the Company where the surviving entity is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     2.   REGISTRATION RIGHTS.
          -------------------

          2.1  Definitions.  For purposes of this Section 2:

               (a)  Registration. The terms "register," "registered," and
                    ------------
"registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

               (b)  Registrable Securities. The term "Registrable Securities"
                    ----------------------
means: (1) all shares of Common Stock of the Company issued or issuable upon the conversion of (i) any shares of Series A Stock issued under the Series A Agreement, (ii) any shares of Series B Stock issued under the Series B Agreements, (iii) any shares of Series C Stock issued under the Series C Agreements, (iv) any shares of Series D Preferred Stock issued under the Series D Agreements, (v) any shares of Series D1 Preferred Stock issued pursuant to exercise of the Series D Warrants and (vi) any shares of Series E Stock issued under the Series E Agreement, that are now owned or may hereafter be acquired by any Investor or any Investor's permitted successors and assigns; (2) all shares of Common Stock now held by the Stockholders and any shares of Common Stock issuable upon exercise of the Antidilution Warrants (the "Stockholders' Shares"); and (3) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clauses (1) and (2) of this subsection (b); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act; provided, however, that notwithstanding anything herein to the contrary, the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Stock issued under the Series A

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Agreement or shares of Series B Stock issued under the Series B Agreements
("Common Stock Issuable Upon Conversion of Series A and Series B Stock"), and any shares of Common Stock described in clause (3) of this Section 2.l(b) that are issued in respect of any Common Stock Issuable Upon Conversion of Series A and Series B Stock (collectively hereinafter referred to as the "Excluded Shares"), shall not be Registrable Securities for the purposes of Section 2.2 (Demand Registration) or Section 2.4 (Short Form Registration) of this Agreement.

               (c)  Registrable Securities Then Outstanding. The number of
                    ---------------------------------------
shares of "Registrable Securities then Outstanding" shall mean the number of shares of Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

               (d)  Holder. For purposes of this Section 2 and Sections 3 and 4
                    ------
hereof, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of shares of Preferred Stock (or securities convertible into Preferred Stock) convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; provided, further, that a holder of Excluded Shares (as defined in Section 2.l(b)) shall not be a Holder with respect to such Excluded Shares for purposes of Section 2.2 or Section 2.4 of this Agreement; and provided, further, that the Company shall in no event be obligated to register shares of Preferred Stock, and that Holders of Registrable Securities will not be required to convert their shares of Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

               (e)  SEC. The term "SEC" or "Commission" means the U.S.
                    ---
Securities and Exchange Commission.

          2.2  Demand Registration.
               -------------------

               (a)  Request by Holders. If the Company shall receive at any time
                    ------------------
after August 31, 2000, or after 180 days after the effective date of the Company's initial public offering of its securities pursuant to a registration filed under the Securities Act, a written request from the Holders of at least a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and effect, as soon as practicable, and in any event within 60 days following delivery of the Request Notice, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; provided that the Registrable Securities requested by all Holders to be registered pursuant to such request must either (i) be at least fifty percent (50%) of all Registrable Securities then outstanding or (ii) have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $2,000,000.

               (b)  Underwriting. If the Holders initiating the registration
                    ------------
request under this Section 2.2 ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

               (c)  Maximum Number of Demand Registrations. The Company is
                    --------------------------------------
obligated to effect only one such registration pursuant to this Section 2.2.

               (d)  Deferral. Notwithstanding the foregoing, if the Company
                    --------
shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the

Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

               (e)  Expenses. All expenses incurred in connection with a
                    --------
registration pursuant to this Section 2.2, including without limitation all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (but excluding underwriters' discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other such amounts payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this
Section 2.2.

          2.3  Piggyback Registrations.  The Company shall notify all Holders of
               -----------------------
Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (a)  Underwriting. If a registration statement under which the
                    ------------
Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriters may limit the Registrable Securities and other securities to be distributed through such underwriting. The Company shall so advise all Holders proposing to distribute their securities through the underwriting of such limitation, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. In no event shall the amount of securities of the selling Holdings included in the registration be reduced below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the initial underwritten public offering of the Company's securities and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the preceding two sentences. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by giving written notice to the Company and the underwriter, delivered at least ten
(10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons (to the extent and only to the extent that the partnership, limited liability company or corporation transferred shares to such persons), shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

               (b)  Expenses. All expenses incurred in connection with a
                    --------
registration pursuant to this Section 2.3 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company.

          2.4  Short Form Registration. If any Holder or Holders of the
               -----------------------
Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-form registration statement, for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided however that the Company shall not be required to effect more than one such registration in any twelve
(12) month period. The provisions of Section 2.2(b), 2.2(d) and 2.2(e) shall be applicable to each registration initiated under this Section 2.4. The Company is obligated to effect only five registrations pursuant to this Section 2.4. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant Sections 2.2 or 2.3.

          2.5  Obligations of the Company.  Whenever required to effect the
               --------------------------
registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days; provided however that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company, and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the 1934 Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               (h) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (i) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          2.6  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or
2.4 that the selling Holders shall
furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

          2.7  Delay of Registration. No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.8  Indemnification. In the event any Registrable Securities are
               ---------------
included in a registration statement under Sections 2.2, 2.3 or 2.4:

               (a)  By the Company. To the extent permitted by law, the Company
                    --------------
will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the of the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                    (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                    (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                    (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law or common law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however,
                                                             -------- -------
that the indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

               (b)  By Selling Holders. To the extent permitted by law, each
                    ------------------
selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under the registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the indemnity agreement contained in this subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total
                                                -------- -------
amounts payable in indemnity by a Holder under this Section 2.8(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c)  Notice. Promptly after receipt by an indemnified party under
                    ------
this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             -------- --------
have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

               (d)  Defect Eliminated in Final Prospectus. The foregoing
                    -------------------------------------
indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final
                                                                -----
Prospectus"), such indemnity agreement shall not inure to the benefit of any
----------
person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act; provided, however, that this condition shall only apply where the indemnified
--------  -------
party had an obligation to provide the Final Prospectus to such person.

               (e)  Contribution. In order to provide for just and equitable
                    ------------
contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.8; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (f)  Survival. The obligations of the Company and Holders under
                    --------
this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise. Notwithstanding the foregoing, to the extent the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          2.9  "Market Stand-Off" Agreement. Each Holder hereby agrees that it
                ---------------------------
shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the

Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided, however, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to the registration statement; and

               (b) all executive officers, directors, stockholders holding more than 1% of the then outstanding shares of capital stock (on a fully diluted, as-converted basis), and other persons or entities holding registration rights enter into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          2.10 Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

               (d) So long as a Holder owns any Registrable Securities, to furnish to the Holder upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

          2.11 Termination of the Company's Obligations. The Company shall have
               ----------------------------------------
no obligations pursuant to Sections 2.2, 2.3 or 2.4 with respect to (i) any request or requests for registration made by any Holder on a date which is four years following the date of closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act, or (ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 2.2, 2.3 or 2.4 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under Securities Act pursuant to Rule 144 under the Securities Act.

     3.   RIGHT OF FIRST REFUSAL.
          ----------------------

          3.1  General. Each Holder (as defined in Section 2.1(d)) and any party
               -------
to whom such Holder's rights under this Section 3 have been duly assigned in accordance with Section 4.1(b) (each such Holder or assignee being hereinafter referred to as a "Rights Holder") has the right of first refusal to purchase such Rights Holder's Pro Rata Share (as defined below), of all (or any part) of any "New Securities" (as defined in Section 3.2) that the Company may from time-to-time issue after the date of this Agreement. A Rights Holder's "Pro Rata Share" for purposes of this right of first refusal is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(d)), to (b) a number of shares of Common Stock of the Company equal to the sum of (i) the total number of shares of Common Stock of the Company then outstanding plus (ii) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (iii) the number of shares of Common Stock of the Company reserved for issuance under stock purchase and stock option plans of the Company and outstanding warrants.

          3.2  New Securities.  "New Securities" shall mean any Common Stock or
               --------------
Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; provided, however, that
                                                        --------  -------
the term "New Securities" does not include:
                          ----------------

               (a) up to a total of 7,802,791 shares of the Company's Common Stock (or options, warrants or rights therefor) now or hereinafter issued to employees, officers, or directors of, or contractors, consultants or advisers to, or any entity affiliated with any of the foregoing, the Company pursuant to stock purchase or stock option plans, stock bonuses or awards, warrants, contracts, note conversions, or other arrangements that are approved by the Board of Directors of the Company;

               (b) all shares of Series D Preferred Stock issued under the Series D Agreements, and all shares of Series D1 Preferred Stock issued or issuable upon exercise of the Series D Warrants issued under the Series D Agreements;

               (c) all shares of Common Stock issued or issuable upon conversion of any series of Preferred Stock;

               (d) up to a total of 10,000 shares of Common Stock issued or issuable upon exercise of warrants granted to U.C. Berkeley, up to 256,000 shares of Common Stock issued or issuable upon exercise of warrants granted to Hiroshi Mikatani, and all shares of Common Stock issued or issuable upon exercise of the Antidilution Warrants;

               (e) up to 50,000 shares of Common Stock now or hereafter issued to academic institutions with which the officers and/or key employees have a relationship pursuant to any plan or arrangement approved by the Board of Directors (including the one director elected by the holders of Series D Preferred Stock);

               (f) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split or stock dividend;

               (g) securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act;

               (h) all shares of Common Stock or other securities now or hereafter issued to parties providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing, provided the transaction is approved by a majority of the members of the Company's Board of Directors, and provided further that, in the case the proposed transaction is with an affiliate of the Company, the transaction is unanimously approved by all disinterested members of the Company's Board of Directors;

               (i) securities issued pursuant to the acquisition of another corporation or entity by the Company, as approved by the Company's Board of Directors, by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity; and

               (j) all shares of Series E Stock issued by the Company under the Series E Agreement.

          3.3  Procedures. In the event that the Company proposes to undertake
               ----------
an issuance of New Securities, it shall give to each Rights Holder written notice of its intention to issue New Securities (the "Notice"), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Each Rights Holder shall have ten
(10) days from the date of mailing of any such Notice to agree in writing to purchase such Rights Holder's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder's Pro Rata Share). If any Rights Holder fails to so agree in writing within such ten (10) day period to purchase such Rights Holder's full Pro Rata Share of an offering of New Securities (a "Nonpurchasing Holder"), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of this Pro Rata Share of such New Securities that he did not so agree to purchase.

          3.4  Failure to Exercise. In the event that the Rights Holders fail to
               -------------------
exercise in full the right of first refusal within such ten (10) day period, then the Company shall have 60 days thereafter to sell the New Securities with respect to which the Rights Holders' rights of first refusal hereunder were not exercised, at a price not less than and upon terms no more favorable to the purchasers thereof than specified in the Company's Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such 60 day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

          3.5  Termination.  This right of first refusal shall terminate (i)
               -----------
immediately before the closing of a firm commitment underwritten public offering, pursuant to an effective registration statement filed under the Securities Act that results in a conversion of all outstanding shares of Series D Preferred Stock, Series D1 Preferred Stock and Series E Preferred Stock into Common Stock under the Company's Certificate of Incorporation, or (ii) upon (a) the acquisition of all or substantially all the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction pursuant to this Section 3.

     4.   ASSIGNMENT AND AMENDMENT.
          ------------------------

          4.1  Assignment.  Notwithstanding anything herein to the contrary:
               ----------

               (a)  Information Rights. The rights of an Investor under Section
                    ------------------
1.1 or 1.2 hereof may be assigned only to a party who acquires from an Investor (or an Investor's permitted assigns) at least that number of shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock and/or an equivalent number (on an as-converted basis) of shares of Conversion Stock described in Section 1.1 or 1.2 hereof, respectively.

               (b)  Registration Rights; Refusal Rights. The registration rights
                    -----------------------------------
of a Holder under Section 2 hereof and the rights of first refusal of a Rights Holder under Section 3 hereof may be assigned only to a party who acquires at least 600,000 shares of Series A Stock, 420,000 shares of Series B Stock, 112,000 shares of Series C Stock, 100,000 shares of Series D Stock or 20,000 shares of Series E Stock, and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof, provided, however,
                                                          --------  -------
that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided, further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

               (c)  Oak Investment Partners. Notwithstanding anything to the
                    -----------------------
contrary herein, Oak Investment Partners VII, Limited Partnership ("Oak") shall be entitled to assign any of its rights and benefits to any other entity affiliated with Oak in connection with any transfer of shares of the Company's capital stock (or securities convertible into or exercisable for capital stock) to such affiliated fund, and upon any such transfer such affiliated transferee shall be entitled to and shall have all of the rights and benefits hereunder as if it were an initial "Investor" hereunder.

          4.2  Amendment of Rights. Any provision of this Agreement may be
               -------------------
amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the holders of a majority of all then outstanding Series D Stock and Series E Stock, voting as a single class, and
(iii) Investors and Stockholders (and/or any of their permitted successors or assigns) holding shares of Common Stock, Preferred Stock and/or Conversion Stock representing and/or convertible into a majority of all the Stockholders' Shares and Investors' Shares (as defined below). As used herein, the term "Investors' Shares" shall mean the shares of Common Stock then issuable upon conversion of all then outstanding shares of Series A Stock issued under the Series A Agreement, Series B Stock issued under the Series B Agreements and Series C Stock issued under the Series C Agreements, plus all then outstanding shares of Conversion Stock that were issued upon the conversion of any shares of Series A Stock issued under the Series A

Agreement, shares of Series B Stock issued under the Series B Agreement or shares of Series C Stock issued under the Series C Agreements. Any amendment or waiver effected in accordance with this Section 4.2. shall be binding upon each Investor, each Shareholder, each Holder, each permitted successor or assignee of such Investor or Shareholder or Holder and the Company.

     5.   GENERAL PROVISIONS.
          ------------------

          5.1  Notices.  Any notice, request or other communication required or
               -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, or if dispatched by a recognized courier service, as follows:

               (a) if to an Investor, at such Investor's respective address as set forth on Exhibit A hereto.

               (b)  if to the Company, at:

                    Inktomi Corporation
                    1900 South Norfolk Street, Suite 110
                    San Mateo, CA  94403
                    Attn:  General Counsel

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or dispatched with a courier in the manner set forth above.

          5.2  Entire Agreement.  This Agreement, together with all the Exhibits
               ----------------
hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes the Prior Rights Agreement and any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof. This Agreement will amend and restate the Prior Rights Agreement to read as set forth herein, when it has been duly executed by parties having the right to so amend and restate the Prior Rights Agreement.

          5.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
exclusively in accordance with the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, excluding that body of law relating to conflict of laws and choice of law.

          5.4  Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, then such provision(s) shall be excluded from this

Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          5.5  Third Parties.  Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

          5.6  Successors And Assigns. Subject to the provisions of Section 4.1,
               ----------------------
the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

          5.7  Captions.  The captions to sections of this Agreement have been
               --------
inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

          5.8  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.9  Costs And Attorneys' Fees.  In the event that any action, suit or
               -------------------------
other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

          5.10 Adjustments for Stock Splits, Etc. Wherever in this Agreement
               ---------------------------------
there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

          5.11 Aggregation of Stock.  All shares held or acquired by affiliated
               --------------------
entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          5.12 Confidentiality. Neither the Company nor any Investor (other than
               ---------------
Intel Corporation ("Intel"), shall use Intel or its affiliates' names or refer to Intel or its affiliates directly or indirectly in connection with Intel or its affiliates' relationship with the Company in any advertisement, new release or professional or trade publication, or in any other manner, unless otherwise required by law or with the prior written consent of Intel, which consent will generally not be granted. The parties agree that there will be no press release or other public statement issued by any party relating to this Agreement or the transactions contemplated hereby unless required by law or mutually agreed to, and further agree to keep the terms and conditions of this Investors' Rights Agreement and any other agreements related to or entered into in connection with this Agreement (collectively, the "Transaction Agreements") in strictest confidence, it being understood that this restriction shall not prohibit disclosure to the parties' counsel, accountants and professional advisors. If the Company determines that it is required by law to disclose the terms and conditions of any or all of the Transaction Agreements, or to file any or all of the Transaction Agreements with the SEC, it shall, a reasonable time before making any such disclosure or filing, consult with Intel regarding such filing and seek confidential treatment for such portions of those agreements as may be required by Intel.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                        THE COMPANY:

                                        INKTOMI CORPORATION


                                        By: /s/ David C. Peterschmidt
                                           ------------------------------------
                                           David C. Peterschmidt, President
                                           and Chief Executive Officer

                                 THE SERIES A INVESTORS:


                                 /s/ David A. Brewer
                                 -----------------------------------
                                 David A. Brewer


                                 /s/ Eric A. Brewer
                                 -----------------------------------
                                 Eric A. Brewer

                                 /s/ Paul Gauthier
                                 -----------------------------------
                                 Paul Gauthier


                                  /s/ Stephanie C. Bray
                                  ----------------------------------
                                  Stephanie C. Bray and

                                  /s/ Bennie M. Bray
                                  ----------------------------------
                                  Bennie M. Bray


                                  UNITED CAPITAL GROUP LP

                                  By:     JHM 94 Corporation, a Delaware
                                          Corporation, General Partner

                                  By:_______________________________

                                  Title:____________________________

                              THE SERIES B INVESTORS:



                              ________________________________________
                              Albert R. Auger

                              /s/ Samuel Alexander Bander Boone GRAT
                              -----------------------------------------
                              Samuel A.B. Boone

                              /s/ Stephanie C. Bray
                              -----------------------------------------
                              Stephanie C. Bray and Grat

                              /s/ B. M. Bray
                              -----------------------------------------
                              Bennie M. Bray


                              BULLDOG CAPITAL PARTNERS, L.P.

                              By: [SIGNATURE ILLEGIBLE]
                                 --------------------------------------

                              Title: President
                                    -----------------------------------

                              /s/ K. Chandler
                              -----------------------------------------
                              Kevin Chandler


                              _________________________________________
                              J. Storey Charbonnet


                              _________________________________________
                              Joseph N. Ciaccio

                              /s/ RC Apostoleres
                              -----------------------------------------
                              Rosalie Ciaccio Apostoleres

                              /s/ Carroll M. Edwards
                              -------------------------------------------------
                              Carroll M. Edwards


                              /s/ Donald C. Fee
                              -------------------------------------------------
                              Donald C. Fee


                              _________________________________________________
                              Milton Frank IV


                              [SIGNATURE ILLEGIBLE]
                              /s/ Loraine Garcia
                              -------------------------------------------------
                              Jay J. & Loraine Garcia Tenants by the Entireties


                              /s/ Robert P. Guyton, Jr.
                              -------------------------------------------------
                              Robert P. Guyton, Jr.


                              /s/ Robert P. Guyton, Sr.
                              -------------------------------------------------
                              Robert P. Guyton, Sr.


                              /s/ Randall T. Guyton
                              -------------------------------------------------
                              Randall T. Guyton


                              _________________________________________________
                              Alexander F. Hern


                              [SIGNATURE ILLEGIBLE]
                              /S/ Debra Haufman
                              -------------------------------------------------
                              Stuart J. & Debra Kaufman Tenants by the
                              Entireties


                              _________________________________________________
                              Isabelle C. Lamar


                              _________________________________________________
                              Thomas Lamar

                              _________________________________________________
                              Keith Levy


                              /s/ Robert R. Lowe, II
                              -------------------------------------------------
                              Robert R. Lowe, II


                              /s/ Aaron J. Mandell
                              -------------------------------------------------
                              Trustees of the Aaron J. Mandell Trust


                              /s/ Esther A. Mandell
                              -------------------------------------------------
                              Trustees of the Esther A. Mandell First
                              Irrevocable Trust


                              /s/ Esther A. Mandell
                              -------------------------------------------------
                              Trustees of the Esther A. Mandell Second
                              Irrevocable Trust


                              /s/ Ryan D. Mandell
                              _________________________________________________
                              Trustees of the Ryan D. Mandell Trust


                              /s/ Robert C. Mandel & Marja Mandell
                              _________________________________________________
                              Robert C. & Marja Mandell Tenants by the
                              Entireties


                              /s/ Lawrence D. Mueller
                              /s/ Jeannette Mueller
                              -------------------------------------------------
                              Lawrence D. & Jeannette Mueller as Tenants by
                              the Entireties


                              /s/ Frank Musolino
                              -------------------------------------------------
                              Frank Musolino


                              /s/ Frank Musolino
                              -------------------------------------------------
                              Frank Musolino, as Custodian for Frank Musolino, Jr. and Ashley Marie Musolino under the Florida Uniform Transfers to Minors Act

                              /s/ Ashley Marie Musolino, Trustee
                              -------------------------------------------------
                              Ashley Marie Musolino Irrevocable Trust of 1997


                              /s/ Frank Musolino, Jr., Trustee
                              -------------------------------------------------
                              Frank Musolino, Jr. Irrevocable Trust of 1997


                              _________________________________________________
                              Kevin O'Gara


                              /s/ Ronald A. Oxtal & Suzan C. Oxtal
                              -------------------------------------------------
                              Ronald A. & Suzan C. Oxtal Tenants by the
                              Entireties


                              _________________________________________________
                              Gerald C. Parker


                              /s/ A.G. Rappaport
                              -------------------------------------------------
                              A.G. Rappaport


                              RCT CAPITAL VENTURES, L.C.

                              By: [SIGNATURE ILLEGIBLE]
                                  ---------------------------------------------

                              Title: Managing Member
                                     ------------------------------------------

                              /s/ Roger Rodriguez & Deborah Rodriguez
                              -------------------------------------------------
                              Roger Rodriguez and Deborah Rodriguez
                              Tenacy by the Entirety


                              /s/ Kenneth B. Schuemann & Linda Schuemann
                              -------------------------------------------------
                              Kenneth B. & Linda Schuemann Tenants by the
                              Entireties

                              _________________________________________________
                              Kerry R. & Marci Schwencke


                              /s/ Kerry R. Schwencke & Paula F. Todd
                              -------------------------------------------------
                              Kerry R. Schwencke and Paula F. Todd as trustees of the Kim M. Schwencke 1989 Irrevocable Trust


                              /s/ Kim M. Schwencke
                              -------------------------------------------------
                              Kim M. Schwencke


                              /s/ Kim M. Schwencke, Trust
                              -------------------------------------------------
                              Kim M. Schwencke Family Trust of 1997


                              _________________________________________________
                              Jose E. & Cecilia Serra Tenants by the Entireties


                              /s/ Marion Smith III
                              -------------------------------------------------
                              Marion Smith III


                              /s/ Todd A. Sorrin
                              -------------------------------------------------
                              Todd A. Sorrin

                              /s/ Beverly L. Stacy

                              /s/  L. David Stacy
                              -------------------------------------------------
                              L. David Stacy M.D. and Beverly L. Stacy
                              JTWROS


                              /s/ Donald M. Stone
                              -------------------------------------------------
                              Donald M. Stone, as Trustee of the Donald M. Stone Revocable Trust u/a April 8, 1991

                              THE SERIES C INVESTORS:


                              _________________________________________________
                              Albert R. Auger


                              /s/ Stephaine C. Bray
                              -------------------------------------------------
                              Stephanie C. Bray and


                              /s/ Bennie M. Bray
                              -------------------------------------------------
                              Bennie M. Bray


                              BULLDOG CAPITAL PARTNERS, L.P.

                              By: [SIGNATURE ILLEGIBLE]
                                 ----------------------------------------------

                              Title:President
                                    -------------------------------------------


                              /s/ Kevin Chandler
                              -------------------------------------------------
                              Kevin Chandler


                              _________________________________________________
                              J. Storey Charbonnet


                              /s/ Joseph Nick Ciacco
                              -------------------------------------------------
                              Joseph Nick Ciacco



                              /s/ Carrol M. Edwards
                              -------------------------------------------------
                              Carrol M. Edwards


                              /s/ Jay J. Garcia & Loraine Garica
                              -------------------------------------------------
                              Jay J. & Loraine Garcia Tenants by the Entireties


                              /s/ Stephen Guarino
                              -------------------------------------------------
                              Stephen Guarino

                              /s/ Benjamin M. Hern
                              -----------------------------------------
                              Benjamin M. Hern


                              /s/ Francis D. Hussey, Jr.
                              -----------------------------------------
                              Francis D. Hussey, Jr., M.D.


                              /s/ Bruce F. Johnson
                              -----------------------------------------
                              Bruce F. Johnson


                              ERWIN I. KATZ REVOCABLE FAMILY TRUST

                              By: /s/ Erwin I. Katz
                                  -------------------------------------
                              Title: Trustee
                                     ----------------------------------


                              WENDY C. KATZ REVOCABLE FAMILY TRUST

                              By: /s/ Wendy C. Katz
                                  -------------------------------------
                              Title: Trustee
                                     ----------------------------------


                              /s/ Stuart J. Kaufmann &  Debra Kaufmann
                              -----------------------------------------
                              Stuart J. & Debra Kaufman Tenants by the
                              Entireties


                              _________________________________________
                              Richard B. Kessler


                              KGB TRUST

                              By: [SIGNATURE ILLEGIBLE]
                                  -------------------------------------

                              Title: Trustee
                                     ----------------------------------

                              /s/ Carl Lindell, Jr.
                              --------------------------------------------------
                              Carl Lindell, Jr.


                              __________________________________________________
                              Ward L. Luther


                              /s/ Robert C. Mandell  /s/ Marja Mandell
                              --------------------------------------------------
                              Robert C. & Marja Mandell, Tenants by the
                              Entireties


                              /s/ Lawrence D. Mueller
                              /s/ Jeannette Mueller
                              --------------------------------------------------
                              Lawrence D. & Jeannette Mueller as Tenants by the Entireties


                              /s/ Marilyn S. Myers
                              --------------------------------------------------
                              Marilyn S. Myers


                              /s/ Steven G. Newcom
                              --------------------------------------------------
                              Steven G. Newcom


                              /s/ Joseph M. Nuccio and
                              --------------------------------------------------
                              Joseph M. Nuccio and


                              /s/ Rosalyn Nuccio
                              --------------------------------------------------
                              Rosalyn Nuccio


                              /s/ Ronald A. Oxtal
                              --------------------------------------------------
                              Ronald A. & Suzan C. Oxtal Tenants by the
                              Entireties


                              __________________________________________________
                              Brent A. Parker


                              /s/ Frank Musolino
                              --------------------------------------------------
                              Frank Musolino

                                                  Investors Rights Agreements.v4

                              /s/ Robert J. Prosi
                              -------------------------------------------------
                              Robert J. Prosi

                              /s/ A. G. Rappaport
                              -------------------------------------------------
                              A. G. Rappaport

                              [SIGNATURE ILLEGIBLE]
                              -------------------------------------------------
                              RCT Capital Ventures, L.C.

                              /s/ Linda Schuemann
                              -------------------------------------------------
                              Kenneth B. & Linda Schuemann Tenants by the
                              Entireties


                              __________________________________________________
                              Kerry R. & Marci Schwencke

                              /s/ Kim M. Schwencke
                              --------------------------------------------------
                              Kim M. Schwencke

                              /s/ Kim M. Schwencke
                              --------------------------------------------------
                              Kim M. Schwencke Family Trust of 1997


                              __________________________________________________
                              Allen P. Sheppard

                              /s/ Todd A. Sorrin
                              -------------------------------------------------
                              Todd A. Sorrin

                              /s/ Donald R. Stevens
                              -------------------------------------------------
                              Donald R. Stevens

                              /s/ Lynn Marie Stumbers
                              -------------------------------------------------
                              Lynn Marie Stumbers

                              TODD TAYLOR PROFIT SHARING TRUST

                              By: /s/ Todd Talylor
                                 ----------------------------------------

                              Title: Trustee
                                    -------------------------------------


                              TEMPLAR CORPORATION

                              By: _______________________________________

                              Title: ____________________________________



                              ___________________________________________
                              Bruce A. Ungerleider


                              UNITED CAPITAL GROUP LP

                              By:   JHM94 Corporation, a Delaware
                                    Corporation, General Partner

                              By: _______________________________________

                              Title: ____________________________________



                              ___________________________________________
                              Thomas R. Walker


                              ___________________________________________
                              Paul T. Westervelt, Jr.

                              STOCKHOLDERS:


                              /s/ Stephanie C. Bray
                              ---------------------------------------------
                              Stephanie C. Bray and


                              /s/ Bennie M. Bray
                              ---------------------------------------------
                              Bennie M. Bray


                              _____________________________________________
                              Michael Denton


                              UNITED CAPITAL GROUP LP

                              By:   JM 94 Corporation, a Delaware
                                    Corporation, General Partner

                              By: ________________________________________

                              Name: ______________________________________

                              SERIES D INVESTORS:


                              /s/ Samuel Alexander Barker Boone GRAT
                              --------------------------------------
                              Samuel Alexander Barker Boone GRAT


                              /s/ Joseph Nick Ciaccio
                              --------------------------------------
                              Joseph Nick Ciaccio


                              /s/ Robert P. Guyton, Sr.
                              --------------------------------------
                              Robert P. Guyton, Sr.


                              /s/ Randall T. Guyton
                              --------------------------------------
                              Randall T. Guyton


                              /s/ Francis D. Hussey, Jr., M.D.
                              --------------------------------------
                              Francis D. Hussey, Jr., M.D.


                              INTEL CORPORATION

                              By: [SIGNATURE ILLEGIBLE]
                                 -----------------------------------

                              Title: ARVIND SODHANI
                                    --------------------------------
                                    Vice President and Treasurer


                              ERWIN I. KATZ TTEE U/A DTD. 9-6-83
                              AMENDED 4-1-96, ERWIN I KATZ
                              REVOCABLE TRUST

                              By: [SIGNATURE ILLEGIBLE]
                                 -----------------------------------

                              Title: Trustee
                                    --------------------------------

                                   WENDY C. KATZ TTEE U/A DTD. 11-4-85
                                   AMENDED 4-1-96, WENDY C. KATZ
                                   REVOCABLE TRUST

                                   By: /s/ Wendy C. Katz
                                      --------------------------------------

                                   Title:  Trustee
                                         -----------------------------------


                                   /s/ Robert R. Lowe II
                                   -----------------------------------------
                                   Robert R. Lowe, II


                                   /s/ Frank Musolino
                                   -----------------------------------------
                                   Frank Musolino


                                   OAK INVESTMENT PARTNERS VII,
                                    LIMITED PARTNERSHIP

                                   By:  Oak Associates VII, LLC,
                                        its General Partner

                                   By:   /s/ Fredric W. Harman
                                      --------------------------------------
                                        Fredric W. Harman, Managing Member


                                   OAK VII AFFILIATES FUND,
                                   LIMITED PARTNERSHIP

                                   By:  Oak VII Affiliates, L.L.C.,
                                        its General Partner

                                   By:   /s/ Fredric W. Harman
                                      --------------------------------------
                                        Fredric W. Harman, Managing Member


                                   _________________________________________
                                   Brent A. Parker


                                   _________________________________________
                                   Gerald C. Parker

                              /s/ A. G. Rappaport
                              --------------------------------------------
                              A. G. Rappaport


                              /s/ Kim M. Schwencke
                              --------------------------------------------
                              Kim M. Schwencke Family Trust of 1997


                              ____________________________________________
                              Timothy John and Leigh Ellen Stevens, JTWROS

                              /s/ D. M. Stone
                              --------------------------------------------
                              Donald M. Stone, as Trustee of the Donald M.
                              Stone Revocable Trust U/A April 8, 1991


                              TODD TAYLOR PROFIT SHARING TRUST

                              By: /s/ Todd Taylor
                                  ----------------------------------------

                              Title: Trustee
                                     -------------------------------------


                              ____________________________________________
                              Paula F. Todd


                              ____________________________________________
                              Bruce A. Ungerleider


                              WS INVESTMENT COMPANY 97A

                              By:_________________________________________

                              Title:______________________________________

                              SERIES E INVESTORS:


                              ARTAL LUXEMBOURG S.A.
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature

                              PALIZ R. KOHLER
                              MANAGING DIRECTOR
                              ----------------------------------------------
                              Title of signatory, if applicable

                              105, GRAND-RUE
                              L-1661 LUXEMBOURG
                              ----------------------------------------------
                              Address of investor for communication purposes

                              PHONE 00352-2242591
                              ----------------------------------------------
                              FAX   00352-22425922


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                 Investors Rights Agreements.rv4

                              SERIES E INVESTORS:


                              Comdisco, Inc.
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              JAMES P. LABE, PRESIDENT,
                              COMDISCO VENTURES DIVISION
                              ----------------------------------------------
                              Title of signatory, if applicable

                              3000 Sand Hill Road
                              Bldg 1, Suite 155
                              Menlo Park, CA  94025
                              ----------------------------------------------
                              Address of investor for communication purposes


                              ______________________________________________

INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              Digital Century Capital L.P.
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              President
                              ----------------------------------------------
                              Title of signatory, if applicable


                              540 Madison Ave 30/th/ floor
                              ----------------------------------------------
                              Address of investor for communication purposes


                              New York, NY 100LL
                              ----------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                  Investors Rights Agreements.v4

                              SERIES E INVESTORS:


                              DSJ INTERNATIONAL TRUST
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              TRUSTEE
                              ----------------------------------------------
                              Title of signatory, if applicable


                              1370 Avenue of the Americas, 26/th/ Floor
                              ----------------------------------------------
                              Address of investor for communication purposes


                              New York, NY 10019
                              ----------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                  Investors Rights Agreements.v4

                              SERIES E INVESTORS:


                              Ensign Peak Abvisors, Inc.
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              F. James Cowan
                              Senior Vice President
                              ----------------------------------------------
                              Title of signatory, if applicable


                              50 E. North Temple Street - 15th Floor
                              ----------------------------------------------
                              Address of investor for communication purposes


                              Salt Lake City, UT 84150-4600
                              ----------------------------------------------



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FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                  Investors Rights Agreements.v4

                              SERIES E INVESTORS:


                              Essex High Technology Fund, L.P.
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              Vice President
                              ----------------------------------------------
                              Title of signatory, if applicable


                              c/o Essex Investment Mgnt. Co, Inc.
                              125 High Street, 29/th/ Floor
                              ----------------------------------------------
                              Address of investor for communication purposes


                              Boston MA 02110
                              ----------------------------------------------
                              7,000 Shares


INKTOMI CORPORATION
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                                                  Investors Rights Agreements.v4

                              SERIES E INVESTORS:


                              Essex High Technology Fund (Bermuda) LP
                              -------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              -------------------------------------------
                              Signature


                              Vice President
                              -------------------------------------------
                              Title of signatory, if applicable
                              c/o Essex Investment Mgmt. Co., Inc.

                              125 High Street, 29th FL
                              -------------------------------------------
                              Address of investor for communication purposes


                              Boston MA 02110
                              -------------------------------------------

                              63,500 shares


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              HLM/CB Fund, LP
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              -----------------------------------------------
                              Signature  General Partner
                              HLM/CB Associates, LLC
                              the General Partner of
                              HLM/CB Fund, L.P.

                              _______________________________________________
                              Title of signatory, if applicable

                              222 Berkeley St
                              Boston, MA  02116
                              -----------------------------------------------
                              Address of investor for communication purposes


                              _______________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              INK FUND
                              -------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              Ink Fund
                              [SIGNATURE ILLEGIBLE]
                              -------------------------------------------------
                              Signature


                              Chairman-William JOnes & Associates, Inc
                              -------------------------------------------------
                              Title of signatory, if applicable

                              Williams, Jones & Associates, Inc.
                              717 5th Avenue, Suite 2400
                              -------------------------------------------------
                              Address of investor for communication purposes


                              New York, N.Y  10021
                              -------------------------------------------------


INKTOMI CORPORATION
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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              Seligman Communications and Information Fund, Inc.
                              --------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              --------------------------------------------------
                              Signature


                              Vice President
                              --------------------------------------------------
                              Title of signatory, if applicable


                              __________________________________________________
                              Address of investor for communication purposes


                              Mr. Paul H. Wick
                              J & W Seligman & Co., Inc.
                              100 Park Avenue - 7th Floor
                              New York, N.Y. 10017
                              Telephone # (212) 850-1882
                              Fax # (212) 922-5728


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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              Kistler Associates
                              -------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              William Kistler
                              -------------------------------------------------
                              Signature


                              Managing Partner
                              -------------------------------------------------
                              Title of signatory, if applicable

                              c/o Bessemer Trust Co., N.A.
                              Attn:  Dennis J. Bernat
                              -------------------------------------------------
                              Address of investor for communication purposes


                              630 Fifth Avenue, New York, N.Y.  10111
                              -------------------------------------------------

                              Copy to:  Mr. William Kistler
                                        101 West 79th Street (22C)
                                        New York, New York  10024


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              CLOSEFIRE LTD
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              Mai OnPogue For CloseFire LTD
                              ------------------------------------------------
                              Signature


                              PRESIDENT POGUE CAPITAL MANAGEMENT INC
                              ------------------------------------------------
                              Title of signatory, if applicable

                              c/o  Pogue Capital Management
                                   60 Patterson Avenue
                                   Greenwich, CT  06830
                              Address of investor for communication purposes


                              ________________________________________________

INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement.v4

                      SERIES E INVESTORS:


                      U.S.A. FUND LIMITED PARTNERSHIP
                      --------------------------------------------------------
                      Print name of investor exactly as it should appear on stock certificate


                      /s/ Marc P. Blum
                      --------------------------------------------------------
                      Signature


                      PRESIDENT, WORLD TOTAL RETURN INC.
                      --------------------------------------------------------
                      Title of signatory, if applicable (Sole General Partner)


                      100 Garrett Building
                      233 East Redwood Street, Baltimore, MD  21202
                      --------------------------------------------------------
                      Address of investor for communication purposes


                      410-576-4240
                      410-685-8981 (FAX)
                      --------------------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              Velocity Technology and Communications Trust B
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ------------------------------------------------
                              Signature


                              Investment Advisor
                              ------------------------------------------------
                              Title of signatory, if applicable


                              261 Hamilton Ave  Suite 212
                              ------------------------------------------------
                              Address of investor for communication purposes


                              Palo Alto CA  94301
                              ------------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              ACHIEVER CORPORATION
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ------------------------------------------------
                              Signature


                              PRESIDENT
                              ------------------------------------------------
                              Title of signatory, if applicable


                              N-1201, NASSAU, BAHAMAS
                              ------------------------------------------------
                              Address of investor for communication purposes


                              ________________________________________________



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              DAVID A. & MARY LYNN BANNING
                              TENANTS BY THE ENTIRETIES
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ David A. Banning
                              /s/ Mary Lynn Banning
                              ------------------------------------------------
                              Signature


                              ________________________________________________
                              Title of signatory, if applicable


                              921 GUISANDO DE AVILA
                              TAMPA, FLORIDA  33613

                              ________________________________________________
                              Address of investor for communication purposes


                              ________________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              Douglas L. Becker
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ------------------------------------------------
                              Signature


                              ________________________________________________
                              Title of signatory, if applicable


                              100 Harborview Drive, #PH1C
                              ------------------------------------------------
                              Address of investor for communication purposes


                              Baltimore, MD  21230
                              ------------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                               BEJA INTERNATIONAL S.A.
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                               Andre WILWERT

                               Managing Director
                              ----------------------------------------------
                              Title of signatory, if applicable


                              ______________________________________________
                              Address of investor for communication purposes

                               121, avenue de la Faiencerie
                               L - 1511 LUXEMBOURG
                              ----------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                  Investors Rights Agreement. v4

                              SERIES E INVESTORS:


                              ABS Employees Venture Fund Limited Partnership
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              Beverly L. Wright
                              ----------------------------------------------
                              Signature
                              Beverly L. Wright

                              Treasurer of Alex. Brown Investments, Inc.
                              ----------------------------------------------
                              Title of signatory, if applicable
                              GP of the partnership

                              375 W. Padonia Rd.
                              ----------------------------------------------
                              Address of investor for communication purposes

                              Timmium, MD 21093
                              ----------------------------------------------
                              Attn: Richard O'Connell


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              Bobby N. Butts
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              ______________________________________________
                              Title of signatory, if applicable


                              18244 CLEAR LAKE DR.
                              ----------------------------------------------
                              Address of investor for communication purposes


                              LUTZ, FL 33549
                              ----------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                  Investors Rights Agreements.v4

                              SERIES E INVESTORS:


                              GEORGE AND MARIA ERDI
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              ______________________________________________
                              Title of signatory, if applicable


                              2 LONGSPUR
                              ----------------------------------------------
                              Address of investor for communication purposes


                              PORTOLA VALLEY CA 94028
                              ----------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              ERIC HANN
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              ______________________________________________
                              Title of signatory, if applicable


                              465 MELVILLE AVE.
                              ----------------------------------------------
                              Address of investor for communication purposes


                              PALO ALTO, CA 94301
                              ----------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                              R. CHRISTOPHER HOEHN SARIC
                              ----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate

                              [SIGNATURE ILLEGIBLE]
                              ----------------------------------------------
                              Signature


                              ______________________________________________
                              Title of signatory, if applicable


                              ______________________________________________
                              Address of investor for communication purposes


                              ______________________________________________



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:


                            James W. Johnston
                          ------------------------------------------------------
                          Print name of investor exactly as it should appear on stock certificate


                            /s/ James W. Johnston
                          ------------------------------------------------------
                          Signature


                          ______________________________________________________
                          Title of signatory, if applicable


                          ______________________________________________________
                          Address of investor for communication purposes



                          380 [illegible]
                          ------------------------------------------------------
                          Suite 572
                          Winston-Salem NY 27103


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement v4

                          SERIES E INVESTORS:


                            William A. Newsom
                          ------------------------------------------------------
                          Print name of investor exactly as it should appear on stock certificate


                            /s/ William A. Newsom
                          ------------------------------------------------------
                          Signature


                          ______________________________________________________
                          Title of signatory, if applicable


                          ______________________________________________________
                          Address of investor for communication purposes


                             WILLIAM A. NEWSOM
                          ------------------------------------------------------
                             3717 BUCHANAN ST. 2ND FLOOR
                             SAN FRANCISCO, CA 94123



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement v4

                          SERIES E INVESTORS:

                             ALFRED E OSBORNE JR
                          ------------------------------------------------------
                          Print name of investor exactly as it should appear on stock certificate


                            /s/ Alfred E Osborne Jr
                          ------------------------------------------------------
                          Signature


                          ______________________________________________________
                          Title of signatory, if applicable


                          ______________________________________________________
                          Address of investor for communication purposes


                          ______________________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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                                                   Investors Rights Agreement v4

                          SERIES E INVESTORS:


                             Prism III Investment Partnership
                          ------------------------------------------------------
                          Print name of investor exactly as it should appear on stock certificate


                            [SIGNATURE ILLEGIBLE]
                          ------------------------------------------------------
                          Signature


                          Managing General Partner
                          ------------------------------------------------------
                          Title of signatory, if applicable


                          % Charles Freeland
                            1300 York Road, Suite 180
                          ------------------------------------------------------
                          Address of investor for communication purposes


                            Lutherville, MD 21093
                          ______________________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement v4

                          SERIES E INVESTORS:


                             Sointu Limited
                          ------------------------------------------------------
                          Print name of investor exactly as it should appear on stock certificate


                             [SIGNATURE ILLEGIBLE]
                          ------------------------------------------------------
                          Signature


                             PRESIDENT
                          ------------------------------------------------------
                          Title of signatory, if applicable


                          N-1201, NASSAU, BAHAMAS
                          ------------------------------------------------------
                          Address of investor for communication purposes



                          ______________________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement v4

                              SERIES E INVESTORS:


                              SPIEGEL ENTERPRISES
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              -----------------------------------------------
                              Signature


                              GENERAL PARTNER
                              -----------------------------------------------
                              Title of signatory, if applicable


                              2050 So. BUNDY DR  #225
                              -----------------------------------------------
                              Address of investor for communication purposes


                              LOS ANGELES, CA  90025
                              -----------------------------------------------


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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

                              SERIES E INVESTORS:


                              STEPHEN F. STORY REVOCABLE TRUST
                              DATED AUGUST 9, 1995
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ S. F. Story
                              -----------------------------------------------
                              Signature


                              STEPHEN F STORY, TRUSTEE
                              -----------------------------------------------
                              Title of signatory, if applicable


                              16409 AVILA BOULEVARD
                              -----------------------------------------------
                              Address of investor for communication purposes


                              TAMPA, FL  33613
                              -----------------------------------------------


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
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

                              SERIES E INVESTORS:


                              TENNYSON PRIVATE PLACEMENT OPPORTUNITY FUND, LLLP
                              -------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              -------------------------------------------------
                              Signature


                              MANAGING MEMBER OF GENERAL PARTNER
                              -------------------------------------------------
                              Title of signatory, if applicable


                              29 W. SUSQUEHANNA AVE. 4th FL.
                              -------------------------------------------------
                              Address of investor for communication purposes


                              BALTI. MD  21204
                              -------------------------------------------------


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              Tuoc Vinh Luong
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              [SIGNATURE ILLEGIBLE]
                              -----------------------------------------------
                              Signature



                              -----------------------------------------------
                              Title of signatory, if applicable


                              5988 Starwood Drive
                              -----------------------------------------------
                              Address of investor for communication purposes


                              San Jose, Ca  95120
                              -----------------------------------------------


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              Stuart Jon Kaufman
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ Stuart Jon Kaufman
                              -----------------------------------------------
                              Signature



                              -----------------------------------------------
                              Title of signatory, if applicable


                              804 Taray De Avila
                              -----------------------------------------------
                              Address of investor for communication purposes


                              Tampa, FL.  33613
                              -----------------------------------------------


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              A. G. RAPPAPORT
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ A G Rappaport
                              -----------------------------------------------
                              Signature



                              -----------------------------------------------
                              Title of signatory, if applicable


                              P O Box 270847
                              -----------------------------------------------
                              Address of investor for communication purposes


                              TAMPA FL  33688
                              -----------------------------------------------


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              TODD TAYLOR
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ Todd Taylor
                              ------------------------------------------------
                              Signature


                              ________________________________________________
                              Title of signatory, if applicable


                              934 Guisando de Avila
                              ------------------------------------------------
                              Address of investor for communication purposes

                              Tampa, Fl.  33613
                              ------------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              DANIEL H. CASE
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ Daniel H. Case
                              ------------------------------------------------
                              Signature


                              ________________________________________________
                              Title of signatory, if applicable



                              ________________________________________________
                              Address of investor for communication purposes


                              ________________________________________________



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              James A. Davidson
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ James a. Davidson
                              ------------------------------------------------
                              Signature


                              ________________________________________________
                              Title of signatory, if applicable


                              1 Bush Street
                              ------------------------------------------------
                              Address of investor for communication purposes

                              San Francisco, CA  94104
                              ------------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              Hambrecht & Quist California
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ Lisa L. Lewis
                              ------------------------------------------------
                              Signature
                              Lisa L. Lewis

                              Controller, Attorney-in-fact
                              ------------------------------------------------
                              Title of signatory, if applicable


                              One Bush St. San Fran CA 94104
                              ------------------------------------------------
                              Address of investor for communication purposes


                              ________________________________________________



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              FRANCIS D. HUSSEY JR. M.D.
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ J. Hussey
                              ------------------------------------------------
                              Signature


                              ________________________________________________
                              Title of signatory, if applicable



                              ________________________________________________
                              Address of investor for communication purposes


                              ________________________________________________



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:


                              GREGORY J. INGRAM
                              ------------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate


                              /s/ Gregory Ingram
                              ------------------------------------------------
                              Signature

                              MANAGING DIRECTOR
                              ------------------------------------------------
                              Title of signatory, if applicable


                              64 REED ?????? RD
                              ------------------------------------------------
                              Address of investor for communication purposes

                              Tiburon CA  94920
                              ------------------------------------------------



INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                              SERIES E INVESTORS:

                                  PATRICK C. LEE
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate

                              /s/ Patrick C. Lee
                              -----------------------------------------------
                              Signature

                              _______________________________________________
                              Title of signatory, if applicable

                              _______________________________________________
                              Address of investor for communication purposes

                              _______________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:

                                  CRISTINA M. MOROAN
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate

                              /s/ Cristina M. Moroan
                              -----------------------------------------------
                              Signature

                              _______________________________________________
                              Title of signatory, if applicable

                              _______________________________________________
                              Address of investor for communication purposes

                              _______________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement v4

                                  SERIES E INVESTORS:

                                  DANIEL H. RIMER
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate

                              /s/ Daniel H. Rimer
                              -----------------------------------------------
                              Signature

                              _______________________________________________
                                Title of signatory, if applicable

                                              One Bush Street
                              -----------------------------------------------
                              Address of investor for communication purposes

                                S F. CA 94104
                              -----------------------------------------------


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                                  SERIES E INVESTORS:

                                  WILLIAM R. TIMKEN
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate

                              /s/ William R. Timken
                              -----------------------------------------------
                              Signature

                              _______________________________________________
                              Title of signatory, if applicable
                              c/o HAMBRECHT & QUIST
                                  One Bush Street
                                  San Francisco, CA 94104

                              -----------------------------------------------
                              Address of investor for communication purposes

                              _______________________________________________


INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:

                              INTEGRAL CAPITAL PARTNERS III.L.P
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate

                              By Integral Capital Management III, L.P.
                                 Its General Partner
                              By /s/ Pamela K. Hagenah
                              -----------------------------------------------
                              Signature

                                     Pamela K. Hagenah
                                     a General Partner
                              -----------------------------------------------
                              Title of signatory, if applicable

                                     2750 Sand Hill Road
                              -----------------------------------------------
                              Address of investor for communication purposes

                                     Menlo Park, CA 94025
                              -----------------------------------------------
                                     Attn. Pamela Hagenah

INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                              SERIES E INVESTORS:

                              INTEGRAL CAPITAL PARTNERS INTERNATIONAL III.L.P
                              -----------------------------------------------
                              Print name of investor exactly as it should appear on stock certificate

                              By Integral Capital Management III, L.P.
                                 Its Investment General Partner
                             By /s/ Pamela K. Hagenah
                              -----------------------------------------------
                              Signature

                                     Pamela K. Hagenah
                                     General Partner
                              -----------------------------------------------
                              Title of signatory, if applicable

                                     2750 Sand Hill Road
                              -----------------------------------------------
                              Address of investor for communication purposes

                                     Menlo Park, CA 94025
                              -----------------------------------------------
                                     Attn. Pamela Hagenah

INKTOMI CORPORATION
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
SERIES E INVESTOR SIGNATURE PAGE

                                                   Investors Rights Agreement.v4

                                   EXHIBIT A
                                   ---------

                       HOLDERS OF REGISTRABLE SECURITIES

            Name                                  Registrable Securities
------------------------------            -------------------------------------

SERIES A INVESTORS
------------------

Stephanie C. and Bennie M. Bray
c/o Bray Investments
3003 Carlisle, Suite 107
Dallas, TX  75204                                    33,334 Series A

David A. Brewer
1442 Harker Avenue
Palo Alto, CA  94301                                910,496 Series A

Eric A. Brewer
c/o Inktomi Corporation
1900 South Norfolk Street, Suite 110
San Mateo, CA  94403                              2,283,599 Series A

Paul Gauthier
c/o Inktomi Corporation
1900 South Norfolk Street, Suite 110
San Mateo, CA  94403                              2,263,599 Series A

United Capital Group LP
c/o Mattei Motorsports LLC
6007 Victory Lane
Harrisburg, NC  28075
Attn:  Jim Mattei                                    66,666 Series A

SERIES B INVESTORS
------------------

Albert R. Auger
103 Countryside Drive
Longwood, FL  32779                                   7,119 Series B

Samuel A.B. Boone
1725 Walnut Hill Road
Lexington, KY  40515                                120,000 Series B

            Name                                  Registrable Securitiesrities
------------------------------            -------------------------------------

Stephanie C. and Bennie M. Bray
c/o Bray Investments
3003 Carlisle, Suite 107
Dallas, TX  75204                                 115,181  Series B

Bulldog Capital Partners, L.P.
33 North Garden Ave., Suite 750
Clearwater, FL  34616                             137,500  Series B

Kevin Chandler
11015 N. Dale Mabry Hwy.
Tampa, FL  33618                                    1,780  Series B

J. Storey Charbonnet
639 Loyola Avenue, Suite 2775
New Orleans, LA 70113                              15,000  Series B

Joseph N. Ciaccio
5303 East Busch Blvd.
Temple Terrace, FL  33617                           2,250  Series B

Rosalie Ciaccio Apostoleres
5303 East Busch Blvd.
Temple Terrace, FL  33617                           4,500  Series B

Carroll Edwards
P.O. Box 219
Marshville, NC  28103-0219                        111,111  Series B

Donald C. Fee
2212 Sixth Street
Sarasota, FL  34237                                 6,000  Series B

Milton Frank IV
P.O. Box 7054
Boulder, CO  80306                                    133  Series B

Jay J. & Loraine Garcia
Tenants by the Entireties
2123 W. Martin Luther King Blvd.
Tampa, FL  33607                                   27,248  Series B

            Name                                  Registrable Securitiesrities
------------------------------            -------------------------------------

Randall T. Guyton
3311 Chastain Drive
Atlanta, GA  30342                                       4,000  Series B

Robert P. Guyton, Jr.
Trilogy Capital Partners
2460 Sand Hill Road, Suite 200
Menlo Park, CA  94025                                  434,589  Series B

Robert P. Guyton, Sr.
77 East Andrews Drive N.W.
The Paces, #366
Atlanta, GA 30305                                       11,000  Series B

Alexander F. Hern
c/o Saint James Capital Group
101 Philippe Parkway, Suite 300
Safety Harbor, FL 34695                                 88,044  Series B

Stuart J. & Debra Kaufman
Tenants by the Entireties
804 Taray de Avila
Tampa, FL  33613                                        93,394  Series B

Isabelle C. Lamar
104 Westminster Drive
Atlanta, GA  30309                                         300  Series B

Thomas Lamar
c/o Isabelle C. Lamar
104 Westminster Drive
Atlanta, GA  30309                                     214,742  Series B

Keith Levy
6 White Water Trail
Atlanta, GA  30327                                         200  Series B

Robert R. Lowe, II
6412 112th Avenue
Temple Terrace, FL  33617                                2,000  Series B

            Name                                  Registrable Securitiesrities
------------------------------            -------------------------------------

Trustee of the Aaron J. Mandell Trust
5550 Homeland Road
Lake Worth, FL  33467                               2,280  Series B

Trustees of the Ryan D. Mandell Trust
5550 Homeland Road
Lake Worth, FL  33467                               2,280  Series B

Trustees of the Esther A. Mandell
First Irrevocable Trust
5550 Homeland Road
Lake Worth, FL  33467                               1,140  Series B

Trustees of the Esther A. Mandell
Second Irrevocable Trust
5550 Homeland Road
Lake Worth, FL  33467                               1,140  Series B

Robert C. & Marja Mandell,
Tenants by the Entireties
5550 Homeland Road
Lake Worth, FL  33467                                 280  Series B

Lawrence D. & Jeannette Mueller
 as Tenants by the Entireties
2002 S.W. Racquet Club Drive
Palm City, FL  34990                               10,679  Series B

Frank Musolino
c/o FM Investments
10630 North 56/th/ Street, Suite 200
Temple Terrace, FL  33617                         495,825  Series B

Frank Musolino, as Custodian for
Frank Musolino,  Jr. and Ashley Marie
Musolino under the Florida Uniform
Transfers to Minors Act
c/o FM Investments
10630 North 56/th/ Street, Suite 200
Temple Terrace, FL  33617                          54,452  Series B

            Name                                  Registrable Securitiesrities
------------------------------            -------------------------------------

Ashley Marie Musolino Irrevocable Trust of 1997
c/o FM Investments
10630 North 56/th/ Street, Suite 200
Temple Terrace, FL  33617                           181,000 Series B

Frank Musolino, Jr. Irrevocable Trust of 1997
c/o FM Investments
10630 North 56/th/ Street, Suite 200
Temple Terrace, FL  33617                           181,000 Series B

Kevin O'Gara
2957 Paces Lake Drive
Atlanta, GA 30339                                     2,000 Series B

Ronald A. & Suzan C. Oxtal
Tenants by the Entireties
203 N. Marion Street
Tampa, FL  33602                                     14,238 Series B

Gerald C. Parker
c/o Saint James Capital Group
101 Philippe Parkway, Suite 300
Safety Harbor, FL 34695                             168,039 Series B

A.G. Rappaport
11015 North Dale Mabry Highway, Suite A
Tampa, FL  33618                                    238,954 Series B

RCT Capital Ventures, L.C.
2104 Magdalene Manor Drive
Tampa, FL  33613                                     18,067 Series B

Roger Rodriguez and Deborah Rodriguez
Tenancy by the Entirety
6504 East Fowler Avenue
Tampa, FL  33617                                      4,500 Series B

Kenneth B. & Linda Schuemann
Tenants by the Entireties
11015 N. Dale Mabry Hwy.
Tampa, FL  33618                                     11,899 Series B

            Name                                  Registrable Securitiesrities
------------------------------            -------------------------------------

Kerry R. & Marci Schwencke
1645 Palm Beach Lakes Blvd., Suite 720
West Palm Beach, FL  33401                             3,559 Series B

Kerry R. Schwencke and Paula F.
Todd as trustees of the Kim M. Schwencke
1989 Irrevocable Trust
1645 Palm Beach Lakes Blvd., Suite 720
West Palm Beach, FL  33401                            45,000 Series B

Kim M. Schwencke
11015-A North Dale Mabry
Tampa, FL  33618                                      24,582 Series B

Kim M. Schwencke Family Trust of 1997
11015-A North Dale Mabry
Tampa, FL  33618                                      98,609 Series B

Jose E. & Cecilia Serra
 Tenants by the Entireties
4732 Southwest Branch Terrace
Palm City, FL  34990                                  22,679 Series B

Marion Smith
c/o Inktomi Corporation
1900 South Norfolk Street, Suite 110
San Mateo, CA  94403                                 115,025 Series B

Todd A. Sorrin
21928 Pine Trace
Boca Raton, FL  33428                                  1,780 Series  B

L. David Stacy M.D. and Beverly L.
Stacy JTWROS
28 Brighton Road
Atlanta, GA  30309-1549                                2,000 Series B

Donald M. Stone, as Trustee of the Donald M.
Stone Revocable Trust u/a April 8, 1991
407 Belle Claire
Temple Terrace, FL  33617                              4,000 Series B

            Name                                  Registrable Securitiesrities
------------------------------            -------------------------------------

United Capital Group LP
c/o Mattei Motorsports LLC
6007 Victory Lane
Harrisburg, NC  28075
Attn:  Jim Mattei                                  66,667 Series B

SERIES C INVESTORS
------------------

Albert R. Auger
103 Countryside Drive
Longwood, FL  32779                                 2,000 Series C

Stephanie C. and Bennie M. Bray
c/o Bray Investments
3003 Carlisle, Suite 107
Dallas, TX  75204                                  66,666 Series C

Bulldog Capital Partners, L.P.
33 North Garden Avenue, Suite 750
Clearwater, FL 34616                              100,000 Series C

Kevin Chandler
11015 N. Dale Mabry Hwy.
Tampa, FL  33618                                      500 Series C

J. Storey Charbonnet
5303 East Busch Blvd.
Temple Terrace, FL  33617                          16,000 Series C

Joseph Nick Ciacco
5303 East Busch Blvd.
Temple Terrace, FL  33617                           2,000 Series C

Carrol M. Edwards
Post Office Box 219
Marshville, NC 28103                               13,333 Series C

Jay J. & Loraine Garcia
Tenants by the Entireties
2123 W. Martin Luther King Blvd.
Tampa, FL  33607                                    6,250 Series C

          Name                                      Registrable Securities
--------------------------------             -----------------------------------

Steve Guarino
3 Downe Circle
Medford, NJ  08055                                     13,334  Series C

Benjamin M. Hern
163 Crawfords Corner Road
Holmdel, NJ  07733                                      6,667  Series C

Francis D. Hussey, Jr., M.D.
1350 Spyglass Lane
Naples, FL  33940                                      17,000  Series C

Bruce F. Johnson
30 S. Wacker Drive, Suite 1000
Chicago, IL 60606                                       5,000  Series C

Erwin I. Katz Revocable Family Trust
12412 Stillwater Terr.
Tampa, FL 33624-4739
Attn:  Erwin I. Katz, Trustee                           6,667  Series C

Wendy C. Katz Revocable Family Trust
12412 Stillwater Terr.
Tampa, FL 33624-4739
Attn:  Wendy C. Katz, Trustee                           6,667  Series C

Stuart J. & Debra Kaufman
Tenants by the Entireties
804 Taray de Avila
Tampa, FL  33613                                       15,000  Series C

Richard B. Kessler
4250 N. Marine Drive, Apt. 2932
Chicago, IL 60613                                       2,500  Series C

KGB Trust
1100 Poydras Street, Suite 1500
New Orleans, LA 90163
Attn:  David R. Voelker, Trustee                       14,000  Series C

          Name                                      Registrable Securities
--------------------------------             -----------------------------------

Carl Lindell, Jr.
3900 W. Kennedy Boulevard
Tampa, FL 33609                                         6,667  Series C

Ward L. Luther
1603 Barber Road
Sarasota, FL  34240                                     1,350  Series C

Robert C. & Marja Mandell,
Tenants by the Entireties
5550 Homeland Road
Lake Worth, FL  33467                                   2,000  Series C

Lawrence D. & Jeannette Mueller
 as Tenants by the Entireties
2002 S.W. Racquet Club Drive
Palm City, FL  34990                                   3,000  Series C

Frank Musolino
c/o FM Investments
10630 North 36/th/ Street, Suite 200
Temple Terrace, FL  33617                             64,725 Series C

Marilyn S. Myers
252 First Avenue South
Naples, FL  33940                                     33,000  Series C

Steven G. Newcom
30 S. Wacker Drive, Suite 1000
Chicago, IL 60606                                      5,000  Series C

Joseph and Rosalyn M. Nuccio
3612 Arlington Oaks Court
Tampa, FL 33618                                        4,000  Series C

Ronald A. & Suzan C. Oxtal
Tenants by the Entireties
203 N. Marion Street
Tampa, FL  33602                                       4,000  Series C

          Name                                      Registrable Securities
--------------------------------             -----------------------------------

Brent A. Parker
Parker Walter Group, Inc.
2 North Tamiami Trail, Suite 206
Sarasota, FL  34236                                    2,700  Series C

Robert J. Prosi
1708 S. Fernandez Avenue
Arlington Heights, IL 60005                              500  Series C

A.G. Rappaport
11015 North Dale Mabry Highway, Suite A
Tampa, FL  33618                                      40,475  Series C

RCT Capital Ventures, L.C.
2104 Magdalene Manor Drive
Tampa, FL  33613                                       4,000  Series C

Kenneth B. & Linda Schuemann
Tenants by the Entireties
11015 N. Dale Mabry Hwy.
Tampa, FL  33618                                       2,500  Series C

Kerry R. & Marci Schwencke
1645 Palm Beach Lakes Blvd., Suite 720
West Palm Beach, FL  33401                             1,000  Series C

Kim M. Schwencke
11015-A North Dale Mabry
Tampa, FL  33618                                         100  Series C

Kim M. Schwencke Family Trust of 1997
11015-A North Dale Mabry
Tampa, FL  33618                                      23,650  Series B

Allen P. Sheppard
2950 Captiva Drive
Sarasota, FL  34231                                    1,350  Series C

Todd A. Sorrin
21928 Pine Trace
Boca Raton, FL  33428                                    500  Series  C

          Name                                      Registrable Securities
--------------------------------             -----------------------------------

Donald R. Stevens
237 E. Delaware
Chicago, IL 60611                                        700  Series C

Lynn Marie Stumbers
1102 Bayshore Blvd. S.
Safety Harbor, FL  34645                               6,667  Series C

Templar Corporation
310 Madison Avenue
New York, NY 10017
Attn:  Frank Kristan                                  25,000  Series C

Todd Taylor Profit Sharing Trust
934 Guisando de Avila
Tampa, FL 33613                                        2,000  Series C

Bruce A. Ungerleider
511 66th Street N
St. Petersburg, FL 33710                               8,000  Series C

United Capital Group LP
c/o Mattei Motorsports LLC
6007 Victory Lane
Harrisburg, NC  28075
Attn:  Jim Mattei                                    133,334  Series C

Thomas R. Walker
2 North Tamiami Trail, Suite 206
Sarasota, FL                                           2,700  Series C

Paul T. Westervelt, Jr.
639 Loyola Avenue, Suite 2775
New Orleans, LA 70113                                  6,800  Series C

          Name                                      Registrable Securities
--------------------------------          --------------------------------------

STOCKHOLDERS
------------

Stephanie C. and Bennie M. Bray
c/o Bray Investments
3003 Carlisle, Suite 107
Dallas, TX  75204                                      340,208    Common
                                                        33,334  Series A
                                                       115,181  Series B
                                                        66,666  Series C
                                           259,793  Antidilution Warrant

United Capital Group LP
c/o Mattei Motorsports LLC
6007 Victory Lane
Harrisburg, NC  28075
Attn:  Jim Mattei                                      495,581    Common
                                                        66,666  Series A
                                                        66,667  Series B
                                                       133,334  Series C
                                           519,585  Antidilution Warrant

Michael Denton
3450 Westminster
Dallas, TX 75205                                        20,000    Common

SERIES D INVESTORS
------------------

Samuel A. B. Boone
1725 Walnut Hill Road
Lexington, KY  40515                                    48,537  Series D
                                              16,179  Series D1 Warrants

Joseph N. Ciaccio
5303 East Busch Blvd.
Temple Terrace, FL  33617                                2,255  Series D
                                                  751  Series D1 Warrant

Randall T. Guyton
3311 Chastain Drive
Atlanta, GA  30342                                       1,617  Series D
                                                  539  Series D1 Warrant

          Name                                      Registrable Securities
--------------------------------          -------------------------------------

Robert P. Guyton, Sr.
77 East Andrews Drive N.W.
The Paces, #366
Atlanta, GA  30305                                     4,449  Series D
                                              1,483  Series D1 Warrant

Francis D. Hussey, Jr., M.D.
1350 Spyglass Lane
Naples, FL  33940                                      6,875  Series D
                                              2,291  Series D1 Warrant

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA  95052
Attn:  Guy Anthony                                   902,120  Series D
                                            300,707  Series D1 Warrant

Erwin I. Katz TTEE U/A
Dtd. 9-6-83 Amended 4-1-96,
Erwin I. Katz Revocable Family Trust
12412 Stillwater Terrace
Tampa, FL  33624-4739                                  2,696  Series D
                                                898  Series D1 Warrant

Wendy C. Katz TTEE U/A
Dtd. 911-4-85 Amended 4-1-96,
Wendy C. Katz Revocable Family Trust
12412 Stillwater Terrace
Tampa, FL  33624-4739                                  2,696  Series D
                                                898  Series D1 Warrant

Robert R. Lowe, II
6412--12/th/ Avenue
Temple Terrace, FL  33617                              2,255  Series D
                                                751  Series D1 Warrant

Frank Musolino
c/o FM Investments
10630 North 56/th/ Street, Suite 200
Temple Terrace, FL  33617                             45,050  Series D
                                             15,017  Series D1 Warrant

          Name                                      Registrable Securities
--------------------------------          --------------------------------------

Oak Investment Partners VII,
Limited Partnership
525 University Avenue, Suite 1300
Palo Alto, CA  94301
Attn: Fredric Harman                                   3,520,071  Series D
                                               1,173,357  Series D Warrant

Oak VII Affiliates Fund, Limited Partnership
525 University Avenue, Suite 1300
Palo Alto, CA  94301
Attn: Fredric Harman                                      88,408  Series D
                                                  29,469  Series D Warrant

Brent A. Parker
Parker Walter Group, Inc.
2 North Tamiami Trail, Suite 206
Sarasota, FL  34236                                        3,316  Series D
                                                   1,105  Series D Warrant

Gerald C. Parker
c/o Saint James Capital Group
101 Phillippe Parkway, Suite 300
Safety Harbor, FL  34695                                  67,967  Series D
                                                 22,655  Series D1 Warrant

A.G. Rappaport
11015 North Dale Mabry Highway, Suite A
Tampa, FL  33618                                          22,500  Series D
                                                   7,500  Series D Warrant

Kim M. Schwencke Family Trust of 1997
11015-A North Dale Mabry
Tampa, FL  33618                                          18,829  Series D
                                                   7,552  Series D Warrant

Timothy John and Leigh Ellen
Stevens, JTWROS
11013 Sweet Oak Street
Cupertino, CA  95014                                        3,609 Series D
                                                   1,203  Series D Warrant